Kelly CRISPR & Gene Editing Technology ETF
SCHEDULE OF INVESTMENTS
May 31, 2022 (Unaudited)

Number of Shares		Value
COMMON STOCKS 96.2%
	Health Care 96.2%
408	AbbVie, Inc.	$60,127
460	Agilent Technologies, Inc.	58,678
5,588	Allogene Therapeutics, Inc. (a)	44,313
1,296	Beam Therapeutics, Inc. (a)	45,593
32	Biogen, Inc. (a)	6,400
11,016	Bluebird Bio, Inc. (a)	35,251
500	Bristol-Myers Squibb Co.	37,725
5,520	Caribou Biosciences, Inc. (a)	45,982
2,168	CRISPR Therapeutics AG (a)(b)	125,852
7,772	Editas Medicine, Inc. (a)	88,523
184	Illumina, Inc. (a)	44,064
1,348	Intellia Therapeutics, Inc. (a)	62,197
492	Novartis AG (b)	44,583
15,664	Precision BioSciences, Inc. (a)	26,316
320	QIAGEN NV (a)(b)	14,704
24	Regeneron Pharmaceuticals, Inc. (a)	15,954
11,376	Sangamo Therapeutics, Inc. (a)	41,522
256	Sanofi (b)	27,254
108	Thermo Fisher Scientific, Inc.	61,298
72	Twist Bioscience Corp. (a)	2,451
60	Vertex Pharmaceuticals, Inc. (a)	16,119
2,040	Verve Therapeutics, Inc. (a)	30,926
		935,832
	Total Common Stocks
	(Cost $1,393,391)	935,832

Kelly CRISPR & Gene Editing Technology ETF
SCHEDULE OF INVESTMENTS (continued)
May 31, 2022 (Unaudited)

Number of Shares		Value
MONEY MARKET FUNDS 0.2%
1,864	First American Government Obligations Fund - Class X, 0.66% (c)	$1,864
320	First American Treasury Obligations Fund - Class X, 0.67% (c)	320
		2,184
	Total Money Market Funds
	(Cost $2,184)	2,184

	Total Investments 96.4%
	(Cost $1,395,575)	938,016

	Other Assets in Excess of Liabilities 3.6%	35,148

	TOTAL NET ASSETS 100.0%	$973,164

(a) Non-Income Producing.
(b) U.S.-dollar denominated security of a foreign issuer.
(c) 7-day yield.

Investment Valuation
The net asset value (“NAV”) per share of the Kelly CRISPR & Gene Editing Technology ETF (the “Fund”) is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern Time. The Fund’s NAV per share is computed by dividing the Fund’s net assets by the number of shares outstanding. When calculating the NAV of the Fund’s shares, securities held by the Fund are valued at market quotations when reliable market quotations are readily available. Exchange traded securities and instruments (including equity securities, depositary receipts and ETFs) are generally valued at the last reported sale price on the principal exchange on which such securities are traded (at the NASDAQ Official Closing Price for NASDAQ listed securities), as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Over-the-counter (“OTC”) securities and instruments not traded on an exchange are generally valued at the last traded price. In the absence of a recorded transaction sale price or if the last sale price is unavailable, OTC securities are valued at the mean between last bid and ask, as quoted. If an ask price for an OTC security is unavailable, last bid price is used. Such valuations would typically be categorized as Level 1 or Level 2 in the fair value hierarchy described below.

When reliable market quotations are not readily available, securities are priced at their fair value in accordance with the Kelly Strategic ETF Trust’s valuation guidelines, which were approved by the Board of Trustees (the “Board”). The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Index. This may adversely affect the Fund’s ability to track its Index.

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (2) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

Level 1 — Quoted prices in active markets for identical assets.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of inputs used to value the Fund’s investments as of May 31, 2022:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity
Common Stocks (a)	$935,832	$-	$-	$935,832
Money Market Funds	2,184	-	-	2,184
Total	$938,016	$-	$-	$938,016

(a) See the Fund’s Schedule of Investments for sector classifications.